Bank of America                                     Application and Agreement
                                                    For Standby Letter of Credit


Letter of Credit Department
Please issue an Irrevocable Letter of Credit in Favor of the Beneficiary substantially as shown below and deliver the Credit by overnight delivery

[ ] Regular Mail [ ] Courier [ ] Teletransmission

Letter of Credit Number
(For Banc of America use only)

Date 3/30/00

Applicant (full name and mailing address)

         Consolidated American Rental Insurance
         Company, Ltd.
         10324 South Dolfield Road
         Owings Mills, Maryland 21117

For Account of (if different from Applicant)

Beneficiary (full name and mailing address; if courier delivery is requested full street address must be provided)

         National Union Fire Insurance Company
         of Pittsburg, PA.
         70 Pine Street 4th floor
         New York, New York 10270
         Attn: Arthur Stillwell

Advising Bank (if left blank, Banc of America will choose as appropriate)

Amount (in figures and words)

         ONE MILLION DOLLARS                      $1,000,000.00
         Currency                                 (If left blank, U.S. dollars
                                                  will apply)

Expiry Date (draft must be presented to drawee or for negotiation [when negotiable] on or before):

         3/31/01

Available by draft(s) at Sight drawn, at Banc of America's option, on Banc of America or Banc of America's correspondent when accompanied by the following document(s): (Please check the documents and fill in the blanks below as applicable)

[ ] A written statement purportedly signed by (if left blank the Beneficiary) with the following wording:

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[ ] Other:

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[X] Issue  Credit as per  attached  exhibit  marked  exhibit  A  (exhibit  is an integral part of the Agreement).

Note: if the Credit provides for automatic renewal without amendment, Applicant agrees that it will notify Banc of America in writing at least sixty (60) days prior to the last day specified in the Credit by which Banc of America must give notice of nonrenewal as to whether or not it wishes the Credit to be renewed. Any decision to renew or not renew the Credit shall be in Banc of America's sole discretion. Applicant hereby acknowledges that in the event Banc of America notifies the Beneficiary of the Credit that it has elected not to renew the Credit, the Credit may be drawn on if permitted by the terms of the Credit and further acknowledges and agrees that Applicant shall have no claim or cause of action against Banc of America or defense against payment under the Agreement for Banc of America's renewal or non-renewal of the Credit in the exercise of Banc of America's discretion as set forth above.

Multiple Drawings   [ ] Prohibited (permitted if left blank)

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Special  Instructions  to Banc of America  Not to be  included in the Credit (if any):


















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The terms and  conditions  set out above and below,  and any attached  exhibits, supplements or schedules referred to in this Application, have been reviewed by Applicant, and by Applicant's signature below and for good and valuable consideration, Applicant agrees to the same and to be obligated and liable under the Agreement. In the event this Application requests an Account Party different from Applicant, then such party may sign below as Co-Applicant, but the failure of such Account Party to become a Co-Applicant shall not affect the obligations of Applicant under the Agreement. Completion and submittal of this Application by Applicant does not obligate Banc of America to enter into the Agreement or issue the requested Credit.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Consolidated American Rental Insurance Company, Inc.
Name of Company, or signature if Applicant is an individual

By /s/
   -------------------------------------------
   Authorized Signature/Title

10324 South Dolfield Road
Address
Owings Mills, MD 21117

(410)581-5755     (410)581-1566
telephone         fax

03/24/00          98-0181386
Date              Federal Tax ID Number


Name of Company, or signature if Co-Applicant is an individual

By
   ------------------------------------
        Authorized Signature/Title

---------------------------------------
Address

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-------------------  ------------------
telephone            fax

-----------  --------------------------
Date         Federal Tax ID Number

Bank Use Only

Approving Bank Officer - Signature

/s/ Patrick M. Moore
---------------------------------------
Approving Bank Officer - Printed
Patrick M. Moore

Officer Number
PMM99

Officer - Title

---------------------------------------
                              President

Officer - Interoffice Address
MD4-302-16-02

Cost Center Number
5012613

Officer Phone Number (area code and number)
410-605-5351

Purpose Code
842

Officer Fax Number (area code and number)
410-837-4335

1. Definitions.

In the Agreement:

(1) "Agreement" means the Application, the terms and conditions set out above and below, and the Credit, together with any and all modifications, amendments and extensions of any thereof.

(2) "Applicable Interest Rate" means, unless otherwise defined in and governed by a separate agreement between Banc of America and Applicant, the lesser of the maximum lawful rate permitted by applicable law or a per annum rate (calculated on the basis of a 360 day year) equal to the sum of the prime rate of interest established by Banc of America from time to time (which is not necessarily the lowest or best rate of interest charged by Banc of America to any of its customers) plus three percent.

(3) "Applicant" means, singularly or collectively, and, if more than one, jointly and severally, each person or entity who has executed the Application as Applicant or Co-Applicant.

(4) "Application" means the foregoing application of Applicant relating to the Credit as such application may be amended or modified from time to time in accordance herewith.

(5) "Credit" or "Letter of Credit" means the letter of credit issued pursuant to the Application as it may be amended or modified from time to time in accordance herewith.

(6) "instrument" means the Credit or any draft, receipt, acceptance or written demand (to include teletransmissions) for payment under the Credit.

(7) "Banc of America" means the banking subsidiary of Banc of America Corporation that issues the Credit in the sole discretion of Banc of America.

(8)  "property"  means  goods  and  any  and  all  documents   related  thereto,
securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed and any right or interest therein.

2. Promise to Pay.

(a) As to instruments drawn under or purporting to be drawn under the Credit, which are payable in United States currency: (i) in the case of each sight instrument, Applicant will reimburse Banc of America, at the address specified by Banc of America to Applicant, on demand, in United States currency, the amount paid thereon, or, if so demanded by Banc of America, will pay to Banc of America in advance the amount required to pay the same; and (ii) in the case of each time instrument, Applicant will pay to Banc of America, at the address specified by Banc of America to Applicant, in United States currency, the amount thereof, on demand but in any event not later than one business day prior to maturity of such time instrument at th place specified by the Credit for payment.

(b) As to instruments drawn under or purporting to be drawn under the Credit, which are payable in currency other than United States currency: (i) in the case of each sight instrument, Applicant will reimburse Banc of America, at the address specified by Banc of America to Applicant, on demand, in United States currency, the equivalent of the amount paid under the instrument (together with all taxes, levies, imposts, duties, charges and fees of any nature imposed by any government or other taxing authority including interest and penalties in connection therewith (collectively "F/X Taxes") at Banc of America's selling rate of exchange at the time of payment under the instrument, for teletransmission to the place of payment in the currency in which such instrument is payable, or, if so demanded by Banc of America, will pay to Banc of America, in advance, in Untied States currency, the equivalent of the amount required to pay the same; and (ii)in the case of each time instrument, Applicant will pay to Banc of America, at the address specified by Banc of America to Applicant, on demand, but in any event sufficiently in advance of maturity of such time instrument to enable Banc of America to arrange for cover to reach the place of payment not later than three business days prior to maturity, the equivalent of the time instrument together with all F/X taxes in United States currency at Banc of America's selling rate of exchange, at the time of provision of cover, for teletransmission to the place of payment in the currency in which such instrument is payable. If for any cause whatsoever there exists at the time in question no rate of exchange generally current for effecting transfers as above described, or such currency is not available for purchase by Banc of America, Applicant agrees to pay Banc of America on demand, at Bank of America's election, (i) an amount in United States currency equivalent to the actual cost to Banc of America of settlement of Banc of America's obligation to the holder of the instrument or other person, together with all F/X taxes however and whenever such settlement shall be made by Banc of America, or (ii) an amount in United States currency equivalent to the estimated cost to Banc of America, as projected by Banc of America, of the future settlement of Banc of America's obligation to the holder of the instrument or other person, together with all F/X taxes provided that upon the actual settlement of Banc of America's obligation, however and whenever occurring, Banc of America shall reimburse Applicant of Applicant shall pay to Banc of America, as the case may be, an amount in United States currency equal to the difference between the initial estimated payment by Applicant to Banc of America and the actual settlement amount paid by Banc of America.

(c) Banc of America may accept or pay any instrument presented to it, regardless of when drawn and whether or not negotiated, if such instrument, the other required documents and any transmittal advice are dated on or before the expiration date of the Credit, and Banc of America may honor, as complying with the terms of the Credit and of the Agreement, any instruments or other documents otherwise in order signed or issued by any person who is, or is in good faith believed by Banc of America to be, an administrator, executor, trustee in bankruptcy, debtor in possession, conservator, assignee for the benefit of creditors, liquidator, receiver or other legal representative or successor by operation of law of the party authorized under the Credit to draw or issue such instruments or other documents.

3. Promise to Pay Interest and Fees.

(a) Applicant will pay Banc of America, on demand: (i) Banc of America's commission at the rate set forth in a separate written agreement between Banc of America and Applicant or, in the absence of a separate agreement, at such rate as Banc of America may determine to be proper, (ii) unless actually paid or reimbursed to Banc of America by Beneficiary or another person or entity, all charges and expenses paid or incurred by Banc of America in connection with the Credit, including, without limitation, reasonable attorneys' fees for the enforcement of any rights hereunder and any charges of other banks not paid for by the Beneficiary or another party, and (iii) interest on any amounts due by Applicant to Banc of America hereunder from the date due of payment at the Applicable Interest Rate.

(b) No provision of the Agreement shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law.

4. Clean Advances.

If the Application requests inclusion in the Credit of any provision for clean advances to the Beneficiary, Banc of America may place in the Credit such a provision in that respect as Banc of America may deem appropriate, under which any bank entitled to negotiate drafts under the Credit, acting in its discretion in each instance and upon the receipt of a request in writing from the Beneficiary, may make one or more clean advances at any time on or prior to the date by which drafts are to be negotiated under the Credit. The aggregate of such advances shall in no event be more than the amount specified in the Application for clean advances, and whether or not specified therein in no event shall any such advance exceed the amount remaining available under the Credit at the time of the advance. While it is expected by Applicant that each such advance will be repaid by the Beneficiary to the bank that made the advance from the proceeds of any drafts drawn under the Credit, should any such advance not be thus repaid, Applicant will on demand pay Banc of America the amount thereof as if such advance was evidenced by drafts drawn under the Credit. It is understood that neither Banc of America nor any bank which may make such advances shall be obligated to inquire into the use that may be made thereof by the Beneficiary and that Banc of America and each such bank shall be without liability for any wrongful use that may be made by the Beneficiary of any funds so advanced.

5. Uniform Customs and practice.

The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue of the Credit by the International Chamber of Commerce (the "UCP"), shall in all respects be deemed a part hereof as fully as if incorporated herein and shall apply to the Credit. Unless expressly provided otherwise in the Credit, in the event any provision of the UCP is or is construed to vary from or be in conflict with the laws of the United States of America or any state [IT LOOKS LIKE THE TOP OF PG. 5 OF THE FAX IS CUT OFF AND TEXT IS MISSING] any action or fail to take action if such would cause Banc of America to violate applicable law or regulation.

6. Licenses and Compliance.

Applicant will procure promptly any necessary licenses for the services performed or the import, export or shipping of property shipped under or pursuant to or in connection with the Credit, and will comply with all foreign and domestic laws, rules and regulations now or hereafter applicable to the transaction related to the Credit or applicable to the execution, delivery and performance by Applicant of the Agreement. Applicant further agrees to furnish to Banc of America such evidence in respect of the above as Banc of America may at any time require.

7. Insurance.

Applicant shall keep such property as may be the subject of the Credit adequately covered by insurance in amounts, against risks and with companies satisfactory to Banc of America. Applicant hereby irrevocably grants its power of attorney to Banc of America and any of its officers, with the power of substitution, to endorse any check in the name of Applicant received in payment of any loss or adjustment covered by such insurance.

8. Default.

(a) In the event of the happening of any one or more of the following events (any such event being hereinafter call an "Event of Default"), namely: (i) the nonpayment of any obligations of Applicant to Banc of America (under the

Agreement  or  otherwise),  or to any other  person or entity,  now or hereafter existing, when due, or (ii) the failure of Applicant to perform or observe any other term or covenant of the Agreement, or (iii) the dissolution or termination of existence of Applicant, or (iv) the institution by or against Applicant of any proceeding seeking to adjudicate Applicant a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of Applicant or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief of the appointment of a receiver, trustee, custodian, or other similar official for Applicant or for any substantial part of its property, or (v) any seizure, vesting or intervention by or under authority of a government by which the management of Applicant is displaced or its authority in the control of its business is curtailed, or (vi) the attachment of or restrain as to any substantial funds or other property which may be in, or come into, the possession or control of Banc of America, or of any third party acting on Banc of America's behalf, for the account or benefit of Applicant, or the issuance of any order of court or other legal process against the same, or (vii) the occurrence of any of the above events with respect to any person or entity which has guaranteed, or signed a comfort letter, support agreement or similar document with respect to, any obligations of Applicant to Banc of America (under the Agreement or otherwise), or (viii) any representation, warranty, certification or statement made or submitted by the Applicant to Banc of America shall be false, misleading or incorrect in any material respect when made or deemed made; or (ix) any person or entity which has guaranteed, or signed a comfort letter, support agreement or similar document with respect to, any obligations of Applicant to Banc of America (under this Agreement or otherwise) shall default under the terms of, or deny the validity, binding effect or enforceability of, such guarantee, comfort letter, support agreement or similar document; then, or at any time after the happening of such event, the amount of the Credit, as well as any and all other obligations of Applicant under the Agreement, shall, at Banc of America's option, and whether or not otherwise then due and payable, become due and payable immediately without demand upon or notice to Applicant.

(b) Upon the occurrence and during the continuance of any Event of Default, Banc of America is hereby authorized to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Banc of America or any subsidiary or affiliate of Banc of America to or for the credit or the account of Applicant against any and all of Applicant's obligations to Banc of America under the Agreement, whether or not Banc of America shall have made any demand under the Agreement and although such deposits, indebtedness or obligations may be unmatured or contingent, Banc of America's rights under this Section 8(b) are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Banc of America may have.

9. Security.

(a) As collateral for the payment of any and all obligations of Applicant to Banc of America under the Agreement, Applicant hereby grants to Banc of America a security interest in (i) any and all documents of title, policies or certificates of insurance and other documents accompanying or related to instruments drawn under the Credit, and any and all other property shipped under or in connection with the Credit or in any way related thereto or to any of the instruments drawn thereunder (whether or not such documents or property are released to or upon the order of Applicant in trust or otherwise) and (ii) any and all proceeds and products of the foregoing. Also to secure the payment of any and all obligations of Applicant under the Agreement, Banc of America shall be subrogated to the rights of Applicant in respect of any transaction to which the Credit relates. Insofar as any property which may be held by Banc of America, or for Banc of America's account, as collateral hereunder may be released to or upon the order of Applicant, Applicant hereby acknowledges that such delivery of property is in trust pending satisfaction of Applicant's obligations to Banc of America under the agreement, and hereby agrees to execute and/or file such receipts, agreements, forms or other documents as Banc of America may request to further evidence Banc of America's interests in such property, it being understood that Banc of America's rights as specified therein shall be in furtherance of and in addition to (but not in limitation of) Banc of America's rights hereunder. If at any time and from time to time Banc of America in good faith deems itself insecure and requires collateral (or additional collateral), Applicant will, on demand, assign and deliver to Banc of America as security for any and all obligations of Applicant under the Agreement, collateral of a type and value satisfactory to Banc of America or make such cash payment as Banc of America may require. Banc of America is hereby authorized, at its option at any time and with or without notice to Applicant, to transfer to or register in its name or the name of any Banc of America's nominees all or any part of the property subject to any of the security interests granted under or contemplated by the Agreement. Banc of America is also authorized, at its option, to file financing statements without the signature of Applicant with respect to all or any part of such property. Applicant will pay the cost of any such filing and, upon the request of Banc of America, sign such instruments, documents or other papers, and take such other action, as Banc of America may reasonably require to perfect such security interests.

(b) If any Event of Default shall have occurred and be continuing, Banc of America may exercise in respect of the property subject to any of the security interests granted under or contemplated by the Agreement all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code or any other applicable law, and also may, with notice except as specified below, sell such property or any part thereof in one or more parcels at public or private sale, at any Banc of America office or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Banc of America may deem commercially reasonable. To the extent notice of sale of such property shall be required by law, reasonable notification shall be satisfied by written notice mailed or delivered to Applicant at the address specified above at least five business days prior to the date of public sale or prior to the date after which private sale is to be made. Applicant will pay to Banc of America on demand all costs and expenses (including, without limitation, reasonable attorney's fees and legal expenses) related or incidental to the custody, preservation or sale of, or collection from, or other realization upon, any of such property or related or incidental to the establishment, preservation or enforcement of the rights of Banc of America in respect of any such property. In the event of sale of, collection from, or other realization upon all or any part of such property, Banc of America may, in its discretion, hold the proceeds thereof as additional collateral hereunder or then or at any time thereafter apply the proceeds thereof to the payment of such of the costs and expenses referred to above and such of the obligations of Applicant under the Agreement, whether or not then due, as Banc of America may determine in its discretion, any surplus to be paid over to Applicant or to whomever may be lawfully entitled to receive such surplus.

10. Indemnity.

Applicant will indemnify and hold Banc of America (such term to include for purposes of this paragraph its affiliates and its and its affiliates' officers, directors, employees and agents) harmless from and against (i) all loss or damage arising out of the issuance of, or any other action taken by any such indemnified party in connection with, the Credit other than loss or damage resulting from the gross negligence or willful misconduct of the party seeking indemnification, and (ii) all costs and expenses (including reasonable attorney's fees and legal expenses) of all claims or legal proceedings arising out of Banc of America's issuance of the Credit or incident to the collection of amounts owed by Applicant hereunder or the enforcement of the rights of Banc of America hereunder, including, without limitation, legal proceedings related to any court order, injunction, or other process or decree restraining or seeking to restrain Banc of America from paying any amount under the Credit. Additionally, Applicant will indemnify and hold Banc of America harmless from and against all claims, losses, damages, suits, costs or expenses arising out of Applicant's failure to timely procure licenses or comply with applicable laws, regulations or rules, or any other conduct or failure of Applicant relating to or affecting the Credit. No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by Banc of America shall impair the rights or powers of Banc of America hereunder. Banc of America shall not be deemed to have waived any of its rights hereunder, unless Banc of America or its authorized agent shall have signed such waiver in writing.

12. Agency.

If Applicant is a financial institution (the "Financial Institution") and is requesting the issuance of the Credit for its customer (the "Customer"), the Financial Institution hereby irrevocably appoints Banc of America as its agent and attorney- in-fact to issue the Credit in accordance with, and subject to, the Agreement. The Financial Institution shall pay Banc of America all amounts owed by the Customer under the Agreement when due, whether or not the Financial Institution has received payment from the Customer and shall pay to Banc of America its fees and expenses according to its fee schedule from time to time in effect. The Financial Institution hereby grants to Banc of America a security interest in all of the property in which the Customer has heretofore granted or may hereafter grant to the Financial Institution a security interest to secure the obligations of the Customer under the Agreement.

13. Miscellaneous.

(a) Any notice from Banc of America to Applicant shall be deemed given when mailed, postage paid, or when delivered to a courier, fee paid by shipper, addressed to Applicant at the last business address furnished by Applicant to Banc of America, or when confirmed by electronic confirmation to Banc of America as having been delivered via facsimile or other teletransmission. Any notice from Applicant to Banc of America shall be sent to the address of Banc of America specified by Banc of America to Applicant and shall be effective upon receipt by Banc of America.

(b) Each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of the Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement.

(c) If any law, treaty, regulation or the interpretation thereof by any court or administrative or governmental authority shall impose, modify or deem applicable any capital, reserve, insurance premium or similar requirement against letters of credit issued by Banc of America and the result thereof shall be to increase the cost to Banc of America of making any payment under or issuing or maintaining the Credit or to reduce the yield to Banc of America in connection with the Credit or the Agreement then, on demand, Applicant will pay to Banc of America, from time to time, such additional amounts as Banc of America may in good faith determine to be necessary to compensate Banc of America for such increased cost or reduced yield.

(d) Any and all payments made to Banc of America hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income and all income and franchise taxes of the United States and any political subdivisions thereof (such nonexcluded taxes being herein called "Taxes"). If Applicant shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13(d)), Banc of America shall receive an amount equal to the sum Banc of America would have received had no such deductions been made, (ii) Applicant shall make such deductions, and (iii) Applicant shall pay the full amount deducted to the relevant authority in accordance with applicable law. Applicant will indemnify Banc of America for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 13(d)) paid by Banc of America and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date Banc of America makes written demand therefor. Within 30 days after the date of any payment of Taxes, Applicant will furnish to Banc of America the original or a certified copy of a receipt evidencing payment thereof.

(e) The Agreement shall be binding upon Applicant, its successors and assigns, and shall inure to the benefit of Banc of America, its successors, transferees and assigns; provided that any assignment by Applicant of any of its rights or obligations under the Agreement without the prior written consent of Banc of America shall be void.

(f) Applicant hereby authorizes Banc of America, in Banc of America's discretion, to set forth the terms of the Application in the Credit in such language as Banc of America deems appropriate, with variations not materially inconsistent with the Application.

(g) Any action, inaction, waiver or omission taken or suffered by Banc of America or by any of its correspondents under or in connection with the Credit or any related instruments, services or property, if in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto, shall be binding upon Applicant and shall not place Banc of America or any of its correspondents under any resulting liability to Applicant. Without limiting the generality of the foregoing, Banc of America and its correspondents may act in reliance upon any written, oral, telephonic, telegraphic, facsimile or other request or notice, believed in good faith to have been authorized, whether or not given or signed by an authorized person.

(h) In the event of any change or modification, with the consent of Applicant, relative to the Credit or any instrument called for thereunder, including any waiver made or in good faith believed by Banc of America to have been made by Applicant of any term hereof or the noncompliance of any such instruments with the terms of the Credit, the Agreement shall be binding upon Applicant with regard to the Credit as so changed or modified, and to any action taken by Banc of America or any of its correspondents relative thereto. No term or provision of the Agreement can be changed orally, and no executory agreement shall be effective to modify or to discharge the Agreement unless such executory agreement is in writing and signed by Banc of America.

14. Jurisdiction and Waiver.

Applicant hereby irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in the city, county, or district in which the principal office of Banc of America is located over any action or proceeding arising out of or relating to the Agreement, and Applicant hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in such State or Federal court. Applicant hereby irrevocably waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and the lack of personal jurisdiction. To the fullest extent it may lawfully and effectively do so, each of Applicant and Banc of America waives the right to trial by jury. Applicant irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Applicant at the last business address furnished by Applicant to Banc of America. Applicant agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing, however, in this Section 14, shall affect the right of Banc of America to serve legal process in any other manner permitted by law or affect the right of Banc of America to bring any action or proceeding against Applicant or its property in the courts of any other jurisdiction.

Moreover, to the extent that Applicant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, Applicant hereby irrevocably waives such immunity in respect of its obligations under the Agreement.

15. Automatic Payment.

[ ] Applicant has elected to authorize Banc of America to effect payment of sums due by Applicant under the Agreement by means of debiting Applicant's account number _________________________. This authorization shall not affect the obligation of Applicant to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full when due, or if Banc of America fails to debit the account.